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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2003



                               LL&E ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


                TEXAS                                  1-8518                               76-6007940
    (State or other jurisdiction of                  (Commission                         (I.R.S. Employer
     incorporation or organization)                  File Number)                       Identification No.)


           JPMORGAN CHASE BANK, TRUSTEE
           INSTITUTIONAL TRUST SERVICES
           700 LAVACA
           AUSTIN, TEXAS                                                          78701
(Address of principal executive offices)                                        (Zip Code)

       Registrant's Telephone Number, including area code: (512) 479-2562


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          LL&E Royalty Trust Press Release dated June 27, 2003.

ITEMS 9 AND 12. REGULATION FD DISCLOSURE AND RESULTS OF OPERATIONS AND FINANCIAL
                CONDITION.

     This Report on Form 8-K is being filed pursuant to Item 12, Results of Operations and Financial Condition, but is filed under Item 9 pursuant to the Commission's instructions issued March 27, 2003. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     Attached as Exhibit 99.1 is a press release issued on behalf of the Registrant.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   LL&E ROYALTY TRUST

                                   By:  JPMorgan Chase Bank, as Trustee

                                        By: /s/ Mike Ulrich
                                            ---------------------------
                                        Name:   Mike Ulrich
                                        Title:  Senior Vice President

Date: June 27, 2003
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                                 EXHIBIT INDEX



     Exhibit Number               Description
     --------------               -----------
         99.1              Press Release dated June 27, 2003.